UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    March 13, 2012
OSI RESTAURANT PARTNERS, LLC
(Exact name of registrant as specified in its charter)

Delaware	1-15935	59-3061413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     Regulation FD Disclosure.

On March 13, 2012, OSI Restaurant Partners, LLC's parent company, Kangaroo Holdings, Inc., issued a press release pursuant to Rule 135 under the Securities Act of 1933.  The press release is furnished with this report as Exhibit 99.1.

ITEM 9.01     Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Kangaroo Holdings, Inc. dated March 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI RESTAURANT PARTNERS, LLC
(Registrant)

Date:	March 13, 2012	By:	/s/ Dirk A. Montgomery
Dirk A. Montgomery
Chief Financial Officer

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